                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (date of earliest event reported) July 16, 2002.

                            Champion Industries, Inc.
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             (Exact name of registrant as specified in its charter)

     West Virginia                   0-21084                 55-0717455
-----------------------      ---------------------    ---------------------
(State or other juris-       (Commission File No.)    (IRS Employer Identi-
diction of corporation)                                   fication No.)


2450 First Avenue
P. O. Box 2968
Huntington, West Virginia                                        25728
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code            (304) 528-2700
                                                          --------------------

                                 Not Applicable
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          (Former name or former address, if changes since last report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 5. Other Events

        Attached as Exhibit 99.1 is a press release issued July 17, 2002, captioned "Champion Appeals Jury Verdict and Fee Award in Civil Action Against the Company" in connection with National Forms & Systems Group, Inc. v. Timothy
V. Ross; Todd Ross and Champion Industries, Inc.; and Timothy V. Ross v. National Forms & Systems Group, Inc. and Mickey McCardle; Circuit Court of the First Judicial District of Hinds County, Mississippi; Case No. 251-00-942-CIV.

Item 7. Financial Statements and Exhibits

        (c)    Exhibit 99.1 - Press Release dated July 17, 2002.
        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CHAMPION INDUSTRIES, INC.
                                        ----------------------------------
                                                    (Registrant)



                                             /s/ Todd R. Fry
                                            -----------------------------------
Date: July 17, 2002                         Todd R. Fry, Vice President
                                            and Chief Financial Officer



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                                  EXHIBIT INDEX

        Exhibit Number              Description
        --------------              -----------
             99.1                     Press Release dated July 17, 2002,
                                      captioned "Champion Appeals
                                      Jury Verdict and Fee Award in Civil
                                      Action Against the Company".












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